Exhibit 4.1

	[NATIONAL BANK HOLDINGS CORPORATION. LOGO]	COMMON STOCK

Number		Shares

	INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP [•]

This Certifies That

Is the Owner of

FULLY PAID AND NON-ASSESSABLE CLASS A COMMON SHARES, PAR VALUE $0.01 PER SHARE, OF

NATIONAL BANK HOLDINGS CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney, on surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and the Bylaws of the Corporation, as now or hereafter amended, to all of which the holder hereof by the acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[CORPORATE SEAL] COUNTERSIGNED AND REGISTERED: [•]
CHIEF EXECUTIVE OFFICER

TRANSFER AGENT AND REGISTRAR
BY:
SECRETARY		AUTHORIZED SIGNATURE

NATIONAL BANK HOLDINGS CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT	- Custodian (Cust) (Minor)

TEN ENT	- as tenants by the entireties		under Uniform Gifts to Minors Act (State)

JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT	- Custodian (until age ) (Cust) under Uniform Transfers (Minor) to Minors Act (State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                   hereby sell(s), assign(s) and transfer(s) unto

Please Insert Social Security Number or Other Identifying Number of Assignee

(Please Print or Typewrite Name and Address, Including Zip Code of Assignee)

Shares of the capital stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17AD-15.

The within named Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests may be made to the Corporation’s Secretary at the principal office of the Corporation.